Transamerica IDEX Mutual Funds

(formerly IDEX Mutual Funds)

Supplement dated March 5, 2004 to Statement of Additional Information dated March 1, 2004

Please retain this supplement for reference.

On page 83, under Audit Committee, the third column under the heading “Members,” the members should be deleted and replaced by the following names:

Peter Brown, Chairman; Janice Case; Charles Harris; & William Short, Jr.